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                                                                    Exhibit 23.7

                        CONSENT OF INDEPENDENT AUDITORS


To the shareholders
Diamond Cable Communications Plc:


We consent to the use of our report dated March 30, 1999 with respect to Diamond Cable Communications Plc incorporated by reference herein and to the references to our firm under the heading "Experts" in the Registration Statement on Form S-4 of NTL Communications Corp.


                                                                /s/ KPMG

                                                                    KPMG


Nottingham, England
May 12, 1999